                                                                  EXHIBIT 99.20
DEBTOR:  GREAT PACIFIC NW CRUISE LINE, L.L.C.      CASE NUMBER:  01-10977 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF FEBRUARY 28, 2002
                                       AND
                            FOR THE MONTH THEN ENDED








In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached February Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





 /s/ NICHOLAS J. DAVISON
----------------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR:  GREAT PACIFIC NW CRUISE LINE, L.L.C.      CASE NUMBER:  01-10977 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF FEBRUARY 28, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to February Monthly Operating Report



  19-Mar-02                               Summary Of Bank, Investment & Petty Cash Accounts                            Attachment 1
   5:49 PM                                       Great Pacific NW Cruise Line, L.L.C.
Summary                                                 Case No: 01-10977 (EIK)                                           UNAUDITED
Great Pacific NW Cruise Line, LLC                     For Month Of February, 2002

                                                   Balances
                                        ---------------------------------          Receipts &         Bank
                                          Opening            Closing               Disbursements      Statements      Account
Account                                 As Of 2/01/02       As Of 2/28/02          Included           Included        Reconciled
-------                                 -------------       -------------          --------           --------        ----------
Great Pacific NW Cruise Line                     0.00                0.00          No -               No -            No -
Payroll                                                                            Account            Account         Account
U.S. Bank                                                                          Closed             Closed          Closed
Account # - 153390417191

Great Pacific NW Cruise Line                     0.00                0.00          No -               No -            No -
Steamer                                                                            Account            Account         Account
U.S. Bank                                                                          Closed             Closed          Closed
Account # - 153390417191

Great Pacific NW Cruise Line                     0.00                0.00          No -               No - Not        No -
Columbia Queen Petty Cash                                                          No Activity        Concentration   No Activity
                                                                                                      Account


  19-Mar-02                                            Receipts & Disbursements                                        Attachment 2
   5:49 PM                                     Great Pacific NW Cruise Line, L.L.C.
Summary                                                Case No: 01-10977 (EIK)
Great Pacific NW Cruise Line, LLC                     For Month Of February, 2002
Attach 2



             No Receipts Or Disbursements Due To All Accounts Closed

  19-Mar-02                                    Concentration & Investment Account Statements                           Attachment 3
   5:50 PM                                       Great Pacific NW Cruise Line, L.L.C.
Summary                                                  Case No: 01-10977 (EIK)
Great Pacific NW Cruise Line, LLC                       For Month Of February, 2002
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                   Date: 20-MAR-02 15:08:16
INCOME STATEMENT - ATTACHMENT 4                        Page:   1
Current Period: FEB-02

currency USD
Company=24 (COLUMBIA QUEEN)


                                                             PTD-Actual
                                                             28-Feb-02
                                                            -----------
Revenue
Gross Revenue                                                      0.00
Allowances                                                         0.00
                                                            -----------
Net Revenue                                                        0.00

Operating Expenses
Air                                                                0.00
Hotel                                                              0.00
Commissions                                                        0.00
Onboard Expenses                                                   0.00
Passenger Expenses                                                 0.00
Vessel Expenses                                               22,787.92
Layup/Drydock Expense                                              0.00
Vessel Insurance                                                   0.00
                                                            -----------
Total Operating Expenses                                      22,787.92

                                                            -----------
Gross Profit                                                 (22,787.92)

SG&A Expenses
Sales & Marketing                                                  0.00
Pre-Opening Costs                                                  0.00
                                                            -----------
Total SG&A Expenses                                                0.00

                                                            -----------
EBITDA                                                       (22,787.92)

Depreciation                                                       0.00
                                                            -----------
Operating Income                                             (22,787.92)

Other Expense/(Income)
Interest Income                                                    0.00
Interest Expense                                               9,013.14
Equity in Earnings for Sub                                         0.00
Reorganization expenses                                            0.00
                                                            -----------
Total Other Expense/(Income)                                   9,013.14

                                                            -----------
Net Pretax Income/(Loss)                                     (31,801.06)

Income Tax Expense                                                 0.00

                                                            -----------
Net Income/(Loss)                                            (31,801.06)
                                                            ===========


AMCV US SET OF BOOKS                                   Date: 20-MAR-02 12:51:01
BALANCE SHEET - ATTACHMENT 5                           Page:   1
Current Period: FEB-2

currency USD
Company=24 (COLUMBIA QUEEN)


                                                               YTD-Actual               YTD-Actual
                                                                28-Feb-02               22-Oct-01
                                                            ---------------           ---------------

ASSETS

Cash and Equivalent                                                    0.00                 31,623.21

Restricted Cash                                                        0.00                      0.00

Accounts Receivable                                                9,315.01                 11,425.61

Inventories                                                      172,463.71                199,562.38

Prepaid Expenses                                                       0.00                  2,800.00

Other Current Assets                                                   0.00                      0.00

                                                            ---------------           ---------------
Total Current Assets                                             181,778.72                245,411.20

Fixed Assets                                                  45,093,524.95             45,093,524.95

Accumulated Depreciation                                      (1,870,234.50)            (1,870,234.50)

                                                            ---------------           ---------------
Net Fixed Assets                                              43,223,290.45             43,223,290.45

Net Goodwill                                                           0.00                      0.00

Intercompany Due To/From                                     (10,036,378.97)            (9,983,225.62)

Net Deferred Financing Fees                                    2,505,653.64              2,545,011.02

Net Investment in Subsidiaries                                         0.00                      0.00

                                                            ---------------           ---------------
Total Other Assets                                            (7,530,725.33)            (7,438,214.60)

                                                            ---------------           ---------------
Total Assets                                                  35,874,343.84             36,030,487.05
                                                            ---------------           ---------------


AMCV US SET OF BOOKS                                   Date: 20-MAR-02 12:51:01
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: FEB-2

currency USD
Company=24 (COLUMBIA QUEEN)


                                                               YTD-Actual               YTD-Actual
                                                                28-Feb-02               22-Oct-01
                                                            ---------------           ---------------
LIABILITIES

Accounts Payable                                                     235.00                    180.00

Accrued Liabilities                                              330,022.43                331,444.68

Deposits                                                               0.00                      0.00

                                                            ---------------           ---------------
Total Current Liabilities                                        330,257.43                331,624.68

Long Term Debt                                                         0.00                      0.00

Other Long Term Liabilities                                            0.00                      0.00

                                                            ---------------           ---------------
Total Liabilities                                                330,257.43                331,624.68

OTHER

Liabilities Subject to Compromise                             37,788,314.80             37,792,814.64

                                                            ---------------           ---------------
Total Other                                                   37,788,314.80             37,792,814.64

OWNER'S EQUITY

Common Stock                                                           0.00                      0.00

Add'l Paid In Capital                                                  0.00                      0.00

Current Net Income (Loss)                                        (59,322.58)                18,578.51

Retained Earnings                                             (2,184,905.81)            (2,112,530.78)

                                                            ---------------           ---------------
Total Owner's Equity                                          (2,244,228.39)            (2,093,952.27)

                                                            ---------------           ---------------
Total Liabilities & Equity                                    35,874,343.84             36,030,487.05
                                                            ---------------           ---------------


GREAT PACIFIC NW CRUISE LINE, L.L.C.                   ATTACHMENT 6                                       01-10977
                                        Summary List of Due To/Due From Accounts
                                          For the Month Ended January 31, 2002


                                                                  BEGINNING                                           ENDING
AFFILIATE NAME                                  CASE NUMBER        BALANCE           DEBITS       CREDITS            BALANCE

American Classic Voyages Co.                    01-10954        15,488,034.41          --           494.00        15,487,540.41
AMCV Cruise Operations, Inc.                    01-10967        (9,381,930.44)         --        23,686.92        (9,405,617.36)
The Delta Queen Steamboat Co.                   01-10970         8,436,809.68          --               --         8,436,809.68
DQSB II, Inc.                                   01-10974              (339.49)         --               --              (339.49)
Great AQ Steamboat, L.L.C.                      01-10960            (5,552.79)         --               --            (5,552.79)
Great River Cruise Line, L.L.C.                 01-10963            (2,052.08)         --               --            (2,052.08)
Great Ocean Cruise Line, L.L.C.                 01-10959           (10,219.55)         --               --           (10,219.55)
Cruise America Travel, Incorporated             01-10966          (674,733.24)         --               --          (674,733.24)
Delta Queen Coastal Voyages, L.L.C.             01-10964           118,887.26          --               --           118,887.26
Cape May Light, L.L.C.                          01-10961             5,380.67          --               --             5,380.67
Project America, Inc.                           N/A                (27,500.00)         --               --           (27,500.00)
Oceanic Ship Co.                                N/A                  1,701.33          --               --             1,701.33
Project America Ship I, Inc.                    N/A                291,567.65          --               --           291,567.65
Ocean Development Co.                           01-10972       (24,185,738.20)         --               --       (24,185,738.20)
Great Hawaiian Properties Corporation           01-10971           (66,513.26)         --               --           (66,513.26)
                                                               -----------------------------------------------------------------
                                                               (10,012,198.05)         --        24,180.92       (10,036,378.97)
                                                               =================================================================


GREAT PACIFIC NW CRUISE LINE, L.L.C.            CASE #:          01-10977 (EIK)


ACCOUNTS RECEIVABLE RECONCILIATION AND AGING




DETAIL:                                        0-30 DAYS        31-60 DAYS       61-90 DAYS       91+ DAYS             TOTAL
Paymentech Credit Card Processor                                                                   4753.48            4753.48
American Express Credit Card Processor                                                             4126.11            4126.11
Discover Credit Card Processor                                                                      435.42             435.42
Diners Credit Card Processor                                                                                                0
Travel Agents                                                                                                               0

Total                                                  0                 0                0        9315.01            9315.01





                                                                 ATTACHMENT # 7

                                 COLUMBIA QUEEN                    Attachment 8
                                AP-STEAMER CHECKS
                               24-000-221300-00000

                                   FEBRUARY-02

OUTSTANDING CHECKS:

                            1566 K Tinnin (American Express)              180
                            1611 Charles Saporiti                          55

                            Total per G/L:                           $ 235.00
                                                                     =========


DEBTOR:  GREAT PACIFIC NW CRUISE LINE, L.L.C.      CASE NUMBER:  01-10977 (EIK)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF FEBRUARY 28, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO FEBRUARY MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Physical inventory counts have now been performed internally for food and beverage. Other inventory amounts have been adjusted to amounts contained in the Debtor's computer systems. The Debtor estimates that it would cost up to $50,000 to perform physical counts of the inventories of The Delta Queen Steamboat Company and its subsidiaries. Should physical inventory counts be performed, amounts recorded as inventory on the Debtor's books and records could change materially.


2. Deferred financing costs represent costs incurred in connection with placing pre-petition debt instruments. Deferred financing costs are being amortized to interest expense over the term of the applicable debt instrument. The Debtor has ceased paying cash interest on its long-term debt, and accordingly, has ceased accruing for such payments as interest expense.

3. The Debtor ceased operating its primary asset, the Columbia Queen, on October 22, 2001. In connection therewith, the Debtor ceased accruing for its next scheduled lay-up, ceased recording depreciation, and has not adjusted related lay-up accrual or asset values pending the outcome of Chapter 11 proceedings.